UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

HEXION INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)
180 East Broad St., Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)
614-225-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None		None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On December 20, 2021, Hexion Holdings Corporation, a Delaware corporation (the “Company”), the indirect parent of Hexion Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, ASP Resins Intermediate Holdings, Inc., a Delaware corporation (“Buyer”) and an affiliate of American Securities LLC, and ASP Resins Merger Sub, Inc., a Delaware corporation (“Merger Sub”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Buyer.

At the effective time of the Merger (the “Effective Time”), each share of common stock of the Company (“Common Stock”) that is outstanding immediately prior to the Effective Time (other than dissenting shares and shares owned by the Company, Buyer, Merger Sub or any direct or indirect wholly owned subsidiary of Buyer or Merger Sub) will be converted into the right to receive $30.00 (the “Merger Consideration”) in cash, without interest.

At or immediately prior to the Effective Time, each restricted stock unit relating to shares of Common Stock (each, a “Company RSU”), other than the Company PSUs (as defined below) that is then-outstanding under the Hexion Holdings Corporation 2019 Omnibus Incentive Plan and each restricted cash unit relating to shares of Common Stock (each, a “Company RCU”), other than the Company PCUs (as defined below), in each case whether or not vested, will be canceled in exchange for the right to receive, within 15 business days following the Effective Time, an amount in cash (without interest) equal to the product of the Merger Consideration and the number of shares of Common Stock represented by such Company RSU or Company RCU.

Any Company RSU and any Company RCU for which the number of shares of Common Stock underlying such award is determined based on the satisfaction of performance conditions (each, a “Company PSU” and “Company PCU,” respectively, and together the “Performance Awards”) will be deemed to have vested or been earned, as applicable, as follows:

(i)	for Performance Awards granted in 2019, as if a VWAP (as defined in the applicable award agreement) of $30.00 had been achieved; and

(ii)	for Performance Awards granted in 2020 and 2021, at the applicable target amount (100%).

At or immediately prior to the Effective Time, each outstanding Performance Award will be canceled in exchange for the right to receive, within 15 business days following the Effective Time, an amount in cash (without interest) equal to the product of the Merger Consideration and the number of vested or earned shares of Common Stock represented by such Performance Award.

Any dividends or dividend equivalents accrued but unpaid as of the Effective Time with respect to any of the foregoing awards will vest and be paid or distributed, as applicable, to the holder thereof within 15 business days following the Effective Time.

To the extent any outstanding warrant to acquire Common Stock is not exercised prior to the Effective Time, upon any subsequent exercise of any such warrant, the applicable holder shall have the right to receive, for each share of Common Stock that would have been issuable upon the exercise of such warrant immediately prior to the Effective Time, the Merger Consideration less the applicable exercise price.

Under the Merger Agreement, consummation of the Merger is subject to satisfaction or waiver of certain customary closing conditions, including, among others: (i) approval and adoption of the Merger Agreement by holders of a majority of the outstanding shares of Common Stock; (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other approvals or expirations of waiting periods under certain scheduled laws; and (iii) the absence of any applicable law that prohibits or makes illegal the consummation of the Merger. The consummation of the Merger is also conditioned on the closing of the transaction contemplated by that certain Stock Purchase Agreement dated as of November 24, 2021, by and among Hexion Inc., Westlake Olefins LLC and Westlake Chemical Corporation, as amended, modified or supplemented from time to time pursuant to the terms thereof (the “Epoxy SPA”). The Merger is not subject to any financing condition.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Buyer and Merger Sub. Among other things, the Company has agreed to conduct its business in the ordinary course of business consistent with past practice in all material respects until the Merger is consummated (subject to certain exceptions).

In addition, subject to certain exceptions, the Company has agreed to covenants relating to (i) obtaining the required approval from the Company’s stockholders of the Merger Agreement, (ii) the recommendation by the board of directors of the Company (the “Board”) in favor of the adoption by the Company’s stockholders of the Merger Agreement and (iii) non-solicitation obligations of the Company relating to alternative acquisition proposals. Under certain circumstances, the Board may change its recommendation to its stockholders with respect to the Merger in response to a superior proposal if the Board determines in good faith that the failure to take such action would reasonably be likely to be inconsistent with its fiduciary duties.

The Merger Agreement contains certain provisions giving each of Buyer and the Company rights to terminate the Merger Agreement under certain circumstances, including the right for either Buyer or the Company to terminate the Merger Agreement if the Merger has not been consummated on or before September 20, 2022 or if the Epoxy SPA is terminated in accordance with its terms. Under specified circumstances, upon termination, (i) the Company may be required to pay Buyer a termination fee equal to $87,887,500 or $25,000,000 or (ii) Buyer may be required to pay the Company a termination fee equal to $111,250,000.

The foregoing description of the Merger Agreement and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Buyer or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Support Agreements

In connection with the Merger Agreement, on December 20, 2021, the Company and Buyer entered into support agreements (together with all exhibits thereto, and as may be amended or supplemented from time to time, the “Support Agreements”) with certain beneficial owners of Common Stock (collectively, the “Supporting Holders”). The Supporting Holders collectively represent holders of a majority of the outstanding shares of Common Stock and have agreed, among other things, and subject to the terms and conditions set forth in the applicable Support Agreements, to vote the shares of Common Stock that they beneficially own in favor of the approval and adoption of the Merger Agreement. If the Board changes it recommendation with respect to the Merger, the Supporting Holders’ obligation to vote in favor of the approval and adoption of the Merger Agreement shall apply only to an aggregate amount of shares of Common Stock equal to 33% of the total outstanding shares of Common Stock, and each of Supporting Holder will be able to vote its remaining shares at its discretion.

The foregoing description of the Support Agreements is not purported to be complete and is subject to, and qualified in its entirety by, reference to the Support Agreements, a copy of the form of which is incorporated herein by reference and filed herewith as Exhibit 10.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2021, the Compensation Committee of the Board (the “Committee”) approved, and recommended to the Board, and the Board approved, for tax-planning purposes in order to mitigate adverse tax consequences to both the Company and certain employees of the Company under the excise tax regime of Sections 280G and 4999 of the Internal Revenue Code that could arise in connection with the transactions contemplated by the Merger Agreement, the acceleration of the payment, on or prior to December 31, 2021, of a percentage of the 2021 annual bonuses that would otherwise be earned and paid on or before March 15, 2022 pursuant to the Hexion Holdings Corporation 2021 Incentive Compensation Plan. This included the following amounts to be paid to the Company’s named executive officers: Craig A. Rogerson (Chairman, President and Chief Executive Officer), $2,789,063; George F. Knight (Executive Vice President and Chief Financial Officer), $681,744; and Douglas A. Johns (Executive Vice President and General Counsel), $679,635.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “might,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of Hexion Inc.’s filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, the impact of our indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs, uncertainties related to COVID-19 and the impact of our responses to it and the other factors listed in the Risk Factors section of Hexion Inc.’s SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section of Hexion Inc.’s most recent filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 20, 2021, by and among ASP Resins Intermediate Holdings, Inc., ASP Resins Merger Sub, Inc. and Hexion Holdings Corporation.

10.1	Form of Support Agreement, dated as of December 20, 2021, by and among Hexion Holdings Corporation, ASP Resins Intermediate Holdings, Inc. and the other signatories thereto.

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 104.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2021

HEXION INC.

By:	/s/ George F. Knight
	Name:	George F. Knight
	Title:	Executive Vice President, Chief Financial Officer